Main Street Banks, Inc.

Together, we can go anywhere.SM

NASDAQ: MSBK

Fourth Quarter 2005 Earnings Call Exhibit 99.3

Main Street Banks, Inc.
Together, we can go anywhere.[SM]

NASDAQ: MSBK

Cautionary Statement
Safe Harbor
This presentation contains forward-looking statements about
the future operating results of Main Street Banks, Inc. (“Main
Street”). These forward-looking statements involve risks and uncertainties. Factors that could cause Main Street’s actual results to differ materially from the forward-looking statements are set forth in Main Street’s reports filed with the SEC.

Agenda
• Welcome and introduction of participants
• Company overview
• Recent developments at Main Street
• Announcement of fourth quarter results
• Presentation of fourth quarter financials
• Asset quality review
• Closing remarks
• Questions and answers

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

4 Call Participants Executive Position Sam Hay President and CEO David Brooks EVP and Chief Financial Officer John Monroe EVP and Chief Credit Officer Gary Austin EVP, Risk Management

Company Overview
• Largest community bank in metro Atlanta
• Assets of $2.4 billion on December 31, 2005
• Announced pending merger with BB&T on December 15, 2005
• Significant historical and continued future investment in franchise
• Returning to strong historical growth coupled with high operating performance
• 24 banking centers in 19 high-growth communities
• 5 insurance agency offices within banking footprint

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Market Overview
• Atlanta population growing at three times average U.S. rate
• MSBK franchise located in fastest growing Atlanta markets
• Four counties in Atlanta MSA are among the nation’s ten fastest growing
• 2
nd
wealthiest MSA in southeast with median income >$62k
• #1 MSA in southeast for projected median income growth >21% (2005-2010)
• Last 5 years Atlanta MSA home price appreciation ranked only 165 th
in U.S.
5.30%
16.61%
18.24%
0.00%
5.00%
10.00%
15.00%
20.00%
U.S. Atlanta MSBK franchise
Projected change in population (2005-2010)

Recent Developments
• Announced pending merger with BB&T on December 15, 2005
• Access to expanded training and development, products and
services, branch footprint and marketing scale in decentralized community banking model
• Accelerates capital investment and growth plans for Main Street franchise in Atlanta
• Trailing EPS and dividend upgrade of 38% and 65%, respectively, for Main Street shareholders
• Added 21 FTEs in 4Q05 in continued emphasis on
de novo
strategy
• Suwanee Banking Center under construction – expected to open second quarter in second wealthiest city in metro Atlanta

Fourth Quarter Performance
• Net income of $6.9 million or $0.32 per diluted share
• Net Interest Margin expanded to 4.43%
• Net Charge-offs returned to low end of expected range at 0.23%
annualized
• Non-Interest Income was down due to lower mortgage and SBA revenues and recognition of $2.0 million of bond losses
• Non-Interest Expense increased with merger related expenses
• Unadjusted operating ratios of 1.14% ROA and 14.5% cash return on tangible equity
• Loan and deposit growth beginning to rebound

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Net Income ($ in thousands)
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005
Net Interest Income $ 23,803 $ 21,430 $ 2,373 11%
Provision Expense
1,170 2,956 (1,786) -60%
Net Interest Income after Provision
22,633 18,474 4,159 23%
Non-Interest Income 4,803 7,542 (2,739) -36%
Non-Interest Expense 17,861 15,410 2,451 16%
Income before Taxes
9,575 10,606 (1,031) -10%
Income Tax expense
2,707 2,907 (200) -7%
Net Income $
6,868
$
7,699
$
(831)
$
-11%
Fourth Qtr.
2005
%
Change
$
Change
Fourth Qtr.
2004

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Average Loans Outstanding ($ Millions)
$1,600.0
$1,700.0
$1,800.0
4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005
AVERAGE LOANS OUTSTANDING
  Real Estate Mortgage $
285.4
$
281.5
$
3.9 1%
  Real Estate Construction
455.0 391.9 63.1 16%
  Commercial Real Estate
888.9 830.3 58.6 7%
  Commercial and Industrial
124.6 129.0 (4.4) -3%
  Consumer
38.4 41.1 (2.7) -7%
  Unearned income
(3.4) (2.8) (0.6) 21%
Total Average Loans
1,788.9 1,671.0 117.9 7%
Fourth Qtr.
2005
Fourth Qtr.
2004
$
Change
%
Change

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Average Deposits ($ Millions)
$1,300.0
$1,400.0
$1,500.0
$1,600.0
$1,700.0
$1,800.0
4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005
AVERAGE DEPOSITS
  Non-interest Bearing Demand $
256.3 $ 245.7 $ 10.6 4%
  Interest Bearing Demand
194.9 198.4 (3.5) -2%
  Money Market
443.0 414.9 28.1 7%
  Savings
44.8 48.8 (4.0) -8%
  Consumer Time Deposits
468.9 501.1 (32.2) -6%
Total Core Deposits
1,407.9 1,408.9 (1.0) 0%
  Brokered Time Deposits
342.8 279.0 63.8 23%
Total Deposits $ 1,750.7 $ 1,687.9 $ 62.8 4%
Fourth Qtr.
2005
Fourth Qtr.
2004
$
Change
%
Change

Main Street Banks, Inc.
Together, we can go anywhere.[SM]

NASDAQ: MSBK

Net Interest Income ($ Millions)
$15.0
$17.0
$19.0
$21.0
$23.0
$25.0
4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005
Net Interest Income $
23.8 $ 21.4
$
2.4 11%
Net Interest Margin
4.43% 4.23% 0.20%
Fourth Qtr.
2005
Fourth Qtr.
2004
$
Change
%
Change

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Non-interest Income ($ Thousands)
$3,000.0
$4,000.0
$5,000.0
$6,000.0
$7,000.0
$8,000.0
4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005
NON-INTEREST INCOME
  Service Charges on Deposit Accounts $
2,226.8 $ 2,047.8 $ 179.0 9%
  Other Customer Service Fees
389.3 375.4 13.9 4%
  Mortgage Banking Revenue
464.5 721.4 (256.9) -36%
  Investment Brokerage Revenue
139.0 194.2 (55.2) -28%
  Insurance Agency Revenue
2,475.5 2,393.2 82.3 3%
  Income from SBA Lending
215.2 946.2 (731.0) -77%
  Other Income
(1,107.3) 863.5 (1,970.8) -228%
Total Non-Interest Income
$
4,803.0 $ 7,541.7 $ (2,738.7) -36%
Fourth Qtr.
2005
Fourth Qtr.
2004
$
Change
%
Change

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Non-interest Expense ($ Thousands)
$14,000.0
$15,000.0
$16,000.0
$17,000.0
$18,000.0
4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005
NON-INTEREST EXPENSE
  Salaries and Other Compensation
$
8,702.2 $ 8,208.7 $ 493.5 6%
  Employee Benefits
1,427.4 1,195.1 232.3 19%
  Net Occupancy and Equipment
2,161.1 2,079.5 81.6 4%
  Data Processing Fees
513.9 554.6 (40.7) -7%
  Professional Services
847.0 506.4 340.6 67%
  Communications and Supplies
996.0 893.4 102.6 11%
  Amortization of Intangible Assets
130.8 122.6 8.2 7%
  Other Expense
3,082.3 1,850.1 1,232.2 67%
Total Non-Interest Expense $ 17,860.7 $ 15,410.4 $ 2,450.3 16%
Fourth Qtr.
2005
Fourth Qtr.
2004
$
Change
%
Change

Main Street Banks, Inc.

Together, we can go anywhere.SM

NASDAQ: MSBK

Annualized Net Charge-Offs as a Percent
of Average Loans
0.24%
0.15%
0.09%
0.11%
0.14%
0.34%
0.19%
0.37%
0.23%
0.63%
0.21%
0.23%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
Q 4
2003
Q 1
2004
Q 2
2004
Q 3
2004
Q 4
2004
Q 1
2005
Q 2
2005
Q 3
2005
Q 4
2005
Core business Net Charge-Offs Problem Lender's Portfolio
.48%
.56%
.86%

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Non-Performing Assets as a Percentage of
Loans plus Foreclosed Assets, Period End
0.82%
0.03%
1.05%
0.16%
0.82%
0.06%
0.89%
0.05%
0.89%
0.09%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Q 4 2004 Q 1 2005 Q 2 2005 Q 3 2005 Q 4 2005
Core business Portfolio Problem Lender's Portfolio

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Asset Quality
Fourth
Quarter
2004
First
Quarter
2005
Second
Quarter
2005
Third
Quarter
2005
Fourth
Quarter
2005
Net annualized charge-off
as a % of average loans
0.48% 0.56% 0.86% 0.21% 0.23%
Non-performing assets as a % of
loans plus foreclosed assets, period-end
0.85% 1.21% 0.88% 0.94% 0.98%
Reserve for possible loan losses
as a % of loans, period-end
1.48% 1.43% 1.43% 1.40% 1.40%
Loans 90 days past due and still accruing
as a % of loans, period end
0.33% 0.24% 0.13% 0.20% 0.44%

10 Largest Non-Performing Assets
($000’s)
OREO 425 Residential/Commercial Bldg.
Non-accrual 464 Office/Industrial Bldg.
OREO 471 Retail Land Outparcel
Non-accrual 708 Restaurant
OREO 764 Land for subdivision development
Non-accrual 973 Convenience Store, SBA
Non-accrual 1,153 Grocery Store, SBA
Non-accrual 1,195 Hotel, SBA
Non-accrual 1,637 Convenience Store, SBA
Non-accrual 2,279 SF Residence and Vacant Lot

Asset Quality (cont’d)
• Annualized charge-offs for the quarter of .23% were within the bank’s target range of .20% to .30%.
• NPA’s continued near upper end of historical range as a result of an increase within the SBA portfolio.  45% of total non-accruals are in the SBA portfolio.  These loans typically have a low
exposure to loss.
• Criticized loans and past dues are in the middle of the historical ranges.
• Outlook is for losses to remain within the target range.

Guiding Strategies
• Constantly measure and manage service quality
• Continue to invest in our high growth and highly profitable business model
• Manage capital to maximize returns
• Preserve informal and entrepreneurial culture
• Ensure decentralized structure at point of sale
• Strong centralized credit and risk controls

Closing Remarks
• 4Q05 results indicate promise for 2006 in growth, margin and profitability
•
Recruiting success is positive indicator for de novo
branching
opportunity in Atlanta market
• Pending merger with BB&T provides significant advantages for all constituents
• Increased convenience and products for clients
• Expanded training, benefits and job opportunities for
teammates
• Continued dedication to communities served with
decentralized model and community roots
• Significant dividend upgrade for shareholders
• Merger planning process on track for second quarter closing

Main Street Banks, Inc.
Together, we can go anywhere.℠

NASDAQ: MSBK

Cautionary Statement
The foregoing may be deemed to be offering materials of BB&T
Corporation in connection with BB&T's proposed acquisition of Main
Street Banks Inc., on the terms and subject to the conditions in the
Agreement and Plan of Reorganization, dated December 14, 2005, between BB&T and Main Street. BB&T and Main Street shareholders and other investors are urged to read the joint proxy
statement/prospectus that will be included in the registration statement on Form S-4, which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about
BB&T, Main Street, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters.
This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, shares of BB&T common stock, or the solicitation of any proxies from Main Street's shareholders. After it is filed with the SEC, the joint proxy statement/prospectus will be available for free, both on the
SEC web site
(http://www.sec.gov)
and from BB&T and Main Street.

Fourth Quarter 2005 Earnings Call